Item 77C - DWS Small Cap
Growth Fund (a series of DWS
Advisor Funds)

Registrant incorporates by
reference to Proxy Statement filed
on March 13, 2006 (Accession No.
0001193125-06-052494).
A Special Meeting of Shareholders
(the "Meeting") of DWS Small
Cap Growth Fund (the "Fund")
was held on May 5, 2006, at the
offices of Deutsche Asset
Management, 345 Park Avenue,
New York, New York 10154. At
the Meeting, the following matters
were voted upon by the
shareholders (the resulting votes
are presented below).
II-A.	Approval of an Amended
and Restated Investment
Management Agreement
with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,132,064.461
147,699.474
157,548.058
1,192,572.000

II-B.	Approval of an Amended
and Restated Investment
Management Agreement
with Deutsche Investment
Management Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,118,551.069
153,552.653
165,208.271
1,192,572.000

II-C.	Approval of a Subadvisor
Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,112,644.030
145,824.673
178,843.290
1,192,572.000

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,126,359.393
188,017.774
122,934.826
1,192,572.000




III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,123,602.028
190,775.139
122,934.826
1,192,572.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,174,888.072
139,488.095
122,935.826
1,192,572.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,173,981.867
139,863.053
123,467.073
1,192,572.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,173,387.465
140,457.455
123,467.073
1,192,572.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,174,081.452
140,294.715
122,935.826
1,192,572.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,169,792.622
144,584.545
122,934.826
1,192,572.000




III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,169,810.044
144,161.001
123,340.948
1,192,572.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,174,753.099
138,883.827
123,675.607
1,192,572.000

III-U.	Oil, Gas and Mineral
Programs

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
14,129,560.921
184,436.021
123,315.051
1,192,572.000

VII.	Adoption of Rule 12b-1
Plan for Class B.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
110,355.255
1,568.121
11,784.216
78,120.000

VII.	Adoption of Rule 12b-1
Plan for Class C.

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
166,720.623
2,158.738
6,976.548
85,491.000

The Meeting was reconvened on
June 1, 2006, at which time the
following matters were voted upon
by the shareholders (the resulting
votes are presented below):


I.	Election of Board Members.
("Number of Votes"
represents all Funds that are
series of DWS Advisor
Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,214,704.469
3,753,093.585
Dawn-Marie
Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C.
Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,752.341
3,810,055.713
William N. Searcy,
Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108

V.	Approval of Amended and
Restated Declaration of
Trust. ("Number of Votes"
represents all Funds that are
series of DWS Advisor
Funds.)

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
417,769,769.140
2,715,885.592
3,342.376.322
19,139,767.000

*	Broker non-votes are proxies
received by the Fund from brokers or
nominees when the broker or
nominee neither has received
instructions from the beneficial owner
or other persons entitled to vote nor
has discretionary power to vote on a
particular matter.


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